SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 25, 2004
                       (Date of earliest event reported)



                             NESCO INDUSTRIES, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                    000-28307              13-3709558
------------------           ---------------         -------------
(State or other              (Commission            (IRS Employer
jurisdiction of              File Number)            Identification No.)
Incorporation)


305 Madison Avenue, New York, NY 10165                     10165
--------------------------------------                  ------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (212) 808-0607



22-09 Queens Plaza North, Long Island City, New York 11101
----------------------------------------------------------------------
(Former name or former address, if changed since last report

Item 2 - Acquisition or Disposition of Assets

     On June 9, 2004, Nesco Industries, Inc. ("Nesco" or the "Company") filed a Form 8-K under Item 2 to report that it had completed the acquisition of Hydrogel Design Systems, Inc. ("HDS"), a manufacturer of hydrogels used for wound care, medical diagnostics, transdermal drug delivery and cosmetics. In response to parts (a) and (b) of Item 7 of such Form 8-K, Nesco stated that it would file the required financial information by amendment, as permitted by Instructions (a)(4) and (b)(2) to Item 7 to Form 8-K. This form 8- K/A is being filed to provide the required financial information.


Item 7 - Financial Statements, Pro Forma Financial Information and
         Exhibits.

     (a)   Financial Statements of Business Acquired

     The required financial statements of HDS for the years ended April 30, 2004 and 2003 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

     (b)   Proforma Financial Information

     The following unaudited proforma combined condensed financial statements of the Company consist of the Company's consolidated statements of operations for the year ended April 30, 2004 and consolidated balance sheet as of April 30, 2004, to give effect to the acquisition of HDS by the Company (collectively, the "Unaudited Proforma Combined Condensed Financial Statements"). The unaudited proforma combined condensed statements of operations gives effect to the acquisition as if it had occurred on May 1, 2003 and the unaudited proforma combined condensed balance sheet gives effect to the acquisition as if it had occurred on April 30, 2004. The unaudited Proforma Combined Condensed Financial Statements are provided for informational purposes only and do not purport to reflect the results of operations that would have existed or occurred had such transaction taken place on the dated indicated nor do they purport to reflect the financial condition or results of operations that will exist or occur in the future. The proforma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Unaudited Proforma Combined Condensed Financial Statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended April 30, 2004 to be filed on August 13, 2004, and in conjunction with the HDS audited financial statements contained herein as Exhibit 99.2.

              UNAUDITED PROFORMA COMBINED CONDENSED STATEMENTS OF
              OPERATIONS FOR THE FISCAL YEAR ENDED APRIL 30, 2004

                                              NESCO         HDS
                                                  YEAR ENDED              PROFORMA       PROFORMA
                                                APRIL 30,2004            ADJUSTMENTS     COMBINED
                                             --------------------        ------------    ---------

        REVENUES                            $     ---     $623,349                       $623,349
                                            ---------    ---------
        COST OF REVENUES:                         ---      912,082                        912,082
                                            ---------    ---------                     ----------
        GROSS MARGIN                              ---     (288,733)                      (288,733)
                                            ---------    ---------                     ----------
        OPERATING EXPENSES

         General and administrative               ---      661,737                        661,737
         Amortization and other expenses          ---      116,213                        116,213
                                            ---------    ---------                     ----------
                                                  ---      777,950                        777,950
                                            ---------    ---------                     ----------
        LOSS FROM OPERATIONS                      ---   (1,066,683)                    (1,066,683)
                                            ---------    ---------                     ----------
        OTHER EXPENSES
         Stock compensation                                             (780,000) (1)    (780,000)
         Amortization of debt discount            ---     (158,526)                      (158,526)
         Interest expense                                 (152,398)                      (152,398)
         Interest expense, related parties        ---     (121,434)                      (121,434)
                                            ---------   ----------    -----------     -----------
                                                  ---     (432,358)      780,000)      (1,212,358)


        LOSS FROM CONTINUING
            OPERATIONS                           ---    (1,499,041)      (780,000)     (2,279,041)
                                            ---------   ----------    -----------     -----------
        LOSS FROM DISCONTINUED
           OPERATIONS                      (1,841,174)         ---        209,200 (2)  (1,631,974)
                                          -----------   ----------      ---------      ----------

        NET LOSS                         $( 1,841,174) $(1,499,041)     $(570,800)    $(3,911,015)
                                          ===========   ===========    ==========     ===========

       BASIC AND DILUTED NET LOSS
        PER SHARE:
       LOSS FROM CONTINUING OPERATIONS            --                                         (.02)
       LOSS FROM DISCONTINUED OPERATIONS         (.26)                                       (.02)
                                                 -----                                       -----

       NET LOSS PER SHARE - BASIC AND
        DILUTED                                  (.26)                                       (.04)
                                                 =====                                       =====

       WEIGHTED AVERAGE SHARES
        OUTSTANDING USED IN COMPUTING
        BASIC AND DILUTED LOSS PER
        SHARE                               7,019,963                                 105,649,469
                                            =========                                 ===========

See notes to the unaudited proforma combined condensed financial statements.

                     UNAUDITED PROFORMA COMBINED CONDENSED
                       BALANCE SHEET AS OF APRIL 30, 2004

                                          NESCO      HDS
                                            YEAR ENDED           PROFORMA       PROFORMA
                                          APRIL 30,2004         ADJUSTMENTS     COMBINED
                                         -----------------      -----------     ---------
ASSETS
Current Assets
Cash                                   115,270          828                       116,098
Accounts receivable                     42,685       73,692        (17,500) (4)    98,877
Loan receivable, merger candidate      208,500           --       (208,500) (3)        --
Inventories                                 --       88,338                        88,338
Prepaid expenses and other
 current assets                             --       58,019                        58,019
                                    ----------   ----------      ----------    ----------

  Total current assets                 366,455      220,877       (226,000)       361,332
                                    ----------   ----------      ----------    ----------
Property and equipment, net              4,940      570,101             --        575,041
                                    ----------   ----------      ----------    ----------
Other Assets
 Purchased Technology, net                  --       85,411                        85,411
 Investments                                --        6,000                         6,000
 Other                                      --       41,906                        41,906
                                    ----------   ----------      ----------    ----------
  Total other assets                        --      133,317             --        133,317
                                    ----------   ----------      ----------    ----------
  TOTAL ASSETS                         371,395      924,295       (226,000)     1,069,690
                                    ==========   ==========      ==========    ==========
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
 Notes and interest payable                 --      104,500                      104,500
 Bridge loan, merger candidate              --      208,500       (208,500)(3)        --
 Customer deposits                          --      847,653                      847,653
 Accounts payable and accrued expenses 900,405      185,214       (900,405)(4)   185,214
 Related party accounts payable        128,659           --       (128,659)(4)        --
 Due to affiliates                          --      243,554                      243,554
 Loans payable, shareholders           952,501           --       (952,501)(5)        --
                                    ----------   ----------      ----------    ----------
   Total current liabilities         1,981,565    1,589,421     (2,190,065)    1,380,921
                                    ----------   ----------      ----------    ----------
Long-term Liabilities
 Notes and interest payable                 --      804,868                      804,868
 Convertible debentures and interest
  payable, related parties                  --    1,443,108        833,848 (6) 2,276,956
 Convertible debentures and interest
  payable, other                            --      731,220                      731,220
 Accrued payroll                            --      544,002       (544,002)(6)        --
 Due to officer                             --      369,846       (369,846)(6)        --
 Deferred sublease rental,
  related party                        163,800           --            --        163,800
                                    ----------   ----------      ----------    ----------
   Total long-term liabilities         163,800    3,893,044       (80,000)     3,976,844
                                    ----------   ----------      ----------    ----------
Stockholders' deficit
 Preferred stock                       251,644           52       (251,696)(7)        --
 Common stock. $.001 par value,
  authorized  400,000,000 shares,
  106,386,847  outstanding               7,627          470         98,290(*)    106,387
 Additional paid-in-capital          4,001,132    6,317,678      2,854,971(*) 13,173,781
 Accumulated other comprehensive
   loss                                     --      (69,000)                     (69,000)
 Accumulated deficit                (6,034,373) (10,684,870)      (780,000)  (17,499,243)
 Note receivable, officer                   --      (80,000)        80,000(6)        --
                                    ----------   ----------      ----------    ----------
                                    (1,773,970)  (4,515,670)     2,001,565    (4,288,075)
                                    ----------   ----------      ----------    ----------
 Less treasury stock, 250,000 shares
  at cost                                   --      (42,500)        42,500 (7)       --
                                    ----------   ----------      ----------    ----------

  Total stockholders' deficit       (1,773,970)  (4,558,170)     2,044,065    (4,288,075)
                                    ----------   ----------      ----------    ----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' DEFICIT                 371,395      924,295       (226,000)    1,069,690
                                    ==========   ==========      ==========    ==========
(*) = See proforma notes (1),(2),(4),(5),(7).

See notes to the unaudited proforma combined condensed financial statements.

                      NOTES ON UNAUDITED PROFORMA COMBINED
                        CONDENSED FINANCIAL INFORMATION


Basis of Presentation

     On May 25, 2004, Nesco Industries, Inc. ("Nesco"), a Nevada corporation, Hydrogel Design Systems, Inc., a privately-held Delaware corporation ("HDS"), certain stockholders of Nesco (the "Nesco Stockholders") and certain stockholders of HDS (the "HDS Stockholders") completed the transactions contemplated by the Share Exchange Agreement, dated as of April 29, 2004, by and among Nesco, HDS, the Nesco Stockholders and the HDS Stockholders (the "Exchange Agreement"), whereby HDS has become a majority owned subsidiary of Nesco and the holders of HDS common stock and debt hold a majority interest of Nesco.

     The unaudited proforma combined condensed statements of operations are presented as if the acquisition of HDS by the Company occurred on May 1, 2003 and the unaudited proforma combined condensed balance sheet is presented as if the acquisition of HDS by the Company occurred on April 30, 2004. The unaudited proforma combined condensed statement of operations for the year ended April 30, 2004 was derived from the Company's unaudited statement of operations for the year ended April 30, 2004 which will be included in its Form 10-KSB upon completion of its audit to be filed on August 13, 2004 and from HDS's audited statement of operations for the year ended April 30, 2004 which is included in this filing as Exhibit 99.2.

     Nesco had intended to issue shares of its common stock in exchange for the equity securities of HDS in certain ratios as provided for in the Exchange Agreement. However, because Nesco did not have the required number of authorized shares of common stock to complete the exchange on this basis, it issued shares of its newly designated Series B Preferred Stock for among others, equity and debt of HDS. Upon filing of the Certificate of Amendment to the Certificate of Incorporation to increase the number of shares of common stock which Nesco is authorized to issue to 400,000,000, each share of Preferred stock will be automatically converted into shares of Nesco common stock. For purposes of shares outstanding and issued, all stock is presented as if the conversion had taken place at the time of the transaction.

     As a result of the execution of the Share Exchange Agreement, HDS is considered for accounting purposes to be the acquiring Company since the stockholders of HDS acquired more than 50% of the issued and outstanding stock of Nesco.

                ProForma Adjustments Related to the Acquisition

     The accompanying unaudited proforma combined condensed financial information has been prepared as if the acquisition was completed on April 30, 2004 for balance sheet purposes and as of May 1, 2003 for statements of operations purposes and reflect the following proforma adjustments:


(1) To record the issuance of 6,500,000 Advisor shares in connection with the transaction valued at fair value ($.12) on the date of the transaction.

(2) To record the following adjustments to the operations of Nesco as if the transaction had occurred on May 1, 2003:

     Elimination of revenue, cost of revenues and general and administrative costs as related to subsidiaries which were sold in connection with the transaction in the net amount of ($12,543).

     Elimination of interest on shareholder loan as the loan was converted to equity in connection with transaction for fixed number of shares in the amount of $58,876.

     Elimination of Preferred Stock Dividends in Kind and penalty shares never issued as they were forfeited in connection with the transaction of $162,867.

     All amounts are included in the loss from discontinued operations of Nesco.

(3) Elimination of advances made between Company and HDS prior to closing of transaction.

(4) To record sale of Company subsidiaries. Purchaser acquired all of the outstanding stock of each of Nesco's subsidiaries, assumed all of their liabilities and $17,500 in accounts receivable in exchange for 3,000,000 shares of Nesco common stock.

(5) To record the exchange of Nesco shareholder debt for 15,000,000 shares of Nesco common stock.

(6) To record exchange of HDS accrued payroll and net officer's loans to convertible debt.

(7) To record the exchange of Nesco's and HDS's preferred stock for the Company's common stock, the exchange of HDS common stock for Nesco common stock, and the cancellation of the Company's preferred stock dividends and HDS's treasury stock. Nesco preferred shareholders exchanged 512,500 shares of stock for 15,375,000 shares of common stock, HDS preferred shareholders exchanged 522,487 shares of stock for 18,809,574 shares of common stock, and HDS common shareholders exchanged 4,452,806 shares of stock for 40,075,167 shares of common stock.

(c) Exhibits

2.1* Share Exchange Agreement dated April 29, 2004 among Nesco Industries, Inc.,
     Hydrogel Design Systems, Inc. and certain signatory shareholders of Nesco and HDS

3.1* Amendment to Certificate of Designation of Series A Preferred Stock

3.2* Certificate of Designation of Series B Preferred Stock.

3.3* Amendment to Articles of Incorporation of Nesco Industries, Inc.

23.1 Consent of Independent Public Accounting Firm

99.2 Hydrogel Design Systems, Inc. Audited Consolidated Financial Statements for the years ended April 30, 2004 and 2003.

------
*Incorporated by reference to the registrant's current report on Form 8-K dated May 25, 2004 as filed on June 9, 2004.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                        NESCO INDUSTRIES, INC.


                                        By: /s/ Matthew Harriton
                                            Matthew Harriton
                                            President

Dated:  August 9, 2004